UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    May 8, 2019

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 par value	OII	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Officer; Appointment of Officer and Related Compensatory Arrangements
On May 13, 2019, Oceaneering International, Inc. ("Oceaneering" or "us") announced that Clyde W. Hewlett will retire from his position as Chief Operating Officer ("COO") and that the Board of Directors (the "Board") of Oceaneering appointed Charles W. Davison, Jr. to succeed Mr. Hewlett as COO, effective upon commencement of Mr. Davison’s employment, which is expected to be on or about June 3, 2019. Mr. Hewlett has agreed to continue thereafter in a supporting role during a transitional period. A copy of the press release announcing Mr. Davison’s appointment is furnished as Exhibit 99.1 to this report.
Mr. Davison previously joined Oceaneering in November 2007 as Vice President, Umbilical Solutions. He was appointed Senior Vice President, Subsea Products, in January 2014 and served in that position until June 2015. Since June 2015, he has served as Chief Executive Officer and President of Fairfield Geotechnologies (“Fairfield”). Since March 2018, he has also served as chairman of Fairfield’s board of directors. Since the acquisition by Magseis ASA of Fairfield’s seismic technologies business in December 2018, Mr. Davison has also served as nonexecutive chairman of the board of directors of Magseis Fairfield ASA, a Norwegian provider of next generation marine seismic solutions. Mr. Davison is expected to continue to serve as a nonexecutive director and chairman of the board of directors of Magseis Fairfield ASA but not continue to serve Fairfield Geotechnologies in any capacity following his employment with us. Prior to November 2007, he spent eight years with General Electric Company, holding various roles in operational and supply chain management.
On May 8, 2019, the Compensation Committee (the "Committee") of the Board approved, effective upon Mr. Davison’s employment with Oceaneering, compensatory arrangements for Mr. Davison as follows: (1) an annual base salary of $620,000; (2) a target payment under the 2019 Bonus Program under Oceaneering’s Second Amended and Restated 2010 Incentive Plan (the “Incentive Plan”) of 100% of his base salary earned in 2019 following his employment date; (3) the potential payments pursuant to a Retention and Severance Payments Agreement of (a) a retention bonus in the amount of $1,000,000 on the first anniversary of his employment date and (b) a severance payment equal to two times the total of his annual base salary and target payment under the bonus program in effect as of his termination date if his employment is terminated by Oceaneering (other than for cause) or by Mr. Davison for good reason (as defined in the a Retention and Severance Payments Agreement) prior to the third anniversary of his employment date; (4) an amount credited to Mr. Davison’s notional account in Oceaneering’s Supplemental Executive Retirement Plan equal to 30% of his base salary earned each year while employed by Oceaneering; (5) an award of 27,667 restricted stock units and an award of 9,300 performance units under the Incentive Plan pursuant to the forms of award agreements approved by the Committee in February 2019 (the "2019 LTIP Forms"); (6) a sign-on award of 83,580 restricted stock units granted as of his employment date under the Incentive Plan, 20,175 of which vest on the first anniversary of his employment date, and 63,405 of which vest on the second anniversary of his employment date; (7) an indemnification agreement to be entered into between Oceaneering and Mr. Davison, in the form generally provided to executive officers of Oceaneering; and (8) subject to the Retention and Severance Payments Agreement, participation in our Change-of-Control Plan as a Tier 2 participant.
In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, Oceaneering International, Inc. cautions that statements in this report which are forward-looking involve risks and uncertainties. The forward-looking statements in this report concern expectations regarding Mr. Hewlett’s continued service and Mr. Davison’s: commencement date of employment; scope of responsibility; continued service on Magseis Fairfield ASA’s board of directors; and discontinued service as an officer or director of Fairfield. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on current information and expectations of Oceaneering.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 9, 2019, Oceaneering held its annual meeting of shareholders. The matters voted on and the number of votes cast for or against or withheld, as well as the number of abstentions and broker non-votes as to such matters, as applicable, were as stated below:

1.
The three nominees proposed by our Board of Directors were elected as Class III directors for a three-year term that is scheduled to expire at Oceaneering’s 2022 annual meeting of shareholders, and the voting results are set forth below:

Name of Director	For	Withheld	Broker Non-Votes

Roderick A. Larson	87,101,447	1,617,894	3,708,024
M. Kevin McEvoy	84,213,233	4,506,108	3,708,024
Paul B. Murphy, Jr.	58,838,063	29,881,278	3,708,024

2.	The resolution to approve, on an advisory basis, the compensation of Oceaneering's named executive officers was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes

82,735,020	5,316,401	667,920	3,708,024

3.	The appointment of Ernst & Young LLP as independent auditors of Oceaneering for the year ending December 31, 2019 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes

91,496,681	681,323	249,361	0

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
Index to Exhibits

99.1	Press release issued by Oceaneering International, Inc. dated May 13, 2019

+	Management contract or compensatory plan or arrangement.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	May 13, 2019	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel and Secretary

4